Ally Financial Inc. BancAnalysts Association of Boston, Inc. | Virtual Conference November 5, 2020 Contact Ally Investor Relations at (866) 710-4623 or investor.relations@ally.com 2020 BAAB Investor Conference 1

Forward-Looking Statements and Additional Information This presentation and related communications should be read in conjunction with the financial statements, notes, and other information contained in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This presentation and related communications contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts—such as statements about future effects of COVID-19 and our ability to navigate them, the outlook for financial and operating metrics and performance, and future capital allocation and actions. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “pursue,” “seek,” “continue,” “estimate,” “project,” “outlook,” “forecast,” “potential,” “target,” “objective,” “trend,” “plan,” “goal,” “initiative,” “priorities,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2019, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (collectively, our “SEC filings”). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent SEC filings. Unless the context otherwise requires, the following definitions apply. The term “loans” means the following consumer and commercial products associated with our direct and indirect financing activities: loans, retail installment sales contracts, lines of credit, and other financing products excluding operating leases. The term “operating leases” means consumer- and commercial- vehicle lease agreements where Ally is the lessor and the lessee is generally not obligated to acquire ownership of the vehicle at lease-end or compensate Ally for the vehicle’s residual value. The terms “lend,” “finance,” and “originate” mean our direct extension or origination of loans, our purchase or acquisition of loans, or our purchase of operating leases, as applicable. The term “consumer” means all consumer products associated with our loan and operating-lease activities and all commercial retail installment sales contracts. The term “commercial” means all commercial products associated with our loan activities, other than commercial retail installment sales contracts. The term “partnerships” means business arrangements rather than partnerships as defined by law. 2020 BAAB Investor Conference 2

Ally’s Customer Evolution 10-Years of Customer Growth Ally’s Growing Customer Base Ally Bank Customer Trends Retail Deposit Customers % Multi-Product Customers 2.2M 8.5M+ 2.0M customers 7% 1.2M 6% # of Customers 4.5M 0.8M 0.4M <1% Auto 2010 2013 2016 2019 3Q 2020 Note: Multi-product Customers represent Deposit Customers with an Ally Invest or Ally Home relationship. Ally Auto Dealer Relationship & Application Trends Insurance Active U.S. Dealer Relationships U.S. Consumer Applications 2.0M Retail Deposits 18.3K 18.7K 17.1K 14.9K 12.6M 1.0M 12.4K 11.2M 9.3M 7.8M YTD 500k Invest 3.7M 50K Home 2010 2013 2016 2019 3Q 2020 Note: Active U.S. Dealer Relationships include Ally active dealers, excluding RV Commercial and Consumer lines of business exited in 2Q 18. 2020 BAAB Investor Conference 3

# Ally's Sustainable Competitive Advantage

## Ally Bank: Early-Disruptor With Expanding Digital Consumer Platform

**Digitally-based, Frictionless Platforms**
0 Branches | Differentiated by Digital | Award-winning

**High Customer Growth + Low Cost to Acquire**
10-years of Growth | Millennial-driven Account Openings

**Scalable Infrastructure + Strategically Partnered**
Positioned for Organic Growth | Enhancing-Partnerships

**Tech + Data-Driven Approach**
Leveraging Digital Model for Insights & Trends

**Diversified Consumer + Commercial Product Offerings**
Save, Pay, Borrow & Invest | Ongoing Relationship Deepening

**Award-winning Offerings + Leading Customer Service**
Built for the Customer | Low Fees | Strong Loyalty & Satisfaction

## Auto & Insurance: Established, Market-leading Capabilities

**Full-Market Reach Across Growing Dealer Base**
Established & Emerging Players | Franchised & Independent

**Dynamic Underwriting + Disciplined Servicer**
Full-Spectrum Credit Expertise | Customer-Focused Actions

**Strong Dealer-Partner + Differentiated Service Levels**
Enhanced Dealer Engagement | Experienced Field Reps & Teams

**Tech, Digital Tools & Data Analytics**
Modern Servicing System | Digital, Self-service Portals

**Full Product Suite + Real-time Market Insights**
Retail, Lease, Floorplan | Insurance | SmartAuction

**Proven Capabilities + Adaptable Model**
100-years in Auto | Anticipating & Evolving with Market

2020 BAAB Investor Conference

ally do it right. | 4

Recent Trends: Deposit & Consumer Offerings Retail Deposit Growth Retail Deposit Customers (# thousands) ($ billions) 2,211 $4.0 $3.0 $2.0 1,992 $1.0 $0.0 1Q'20 Apr May Jun Jul Aug Sep Jan Feb Mar Apr May Jun Jul Aug Sep Ally Home: Direct-to-Consumer Originations Ally Invest ($ millions) ($ billions) Customer Cash Customer Securities Funded Accounts $500 $15 $11.1 $400 $10 $7.9 400k $300 350k $5 $200 $100 $- Jan Feb Mar Apr May Jun Jul Aug Sep $0 Avg. Trades / Day Jan Feb Mar Apr May Jun Jul Aug Sep 30.4k 38.2k 61.8k 58.3k 58.9k 64.5k 57.7k 58.6k 59.6k Note: Ally Invest Brokerage Customer Cash and Brokerage Customer Securities are gross figures and Note: All data reflects 2020 monthly data. may not foot to the total due to minimal margin activity. 2020 BAAB Investor Conference 5